UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 19, 2026

ZYNEX, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	001-38804 (Commission File Number)	90-0275169 (IRS Employer Identification No.)

9655 Maroon Circle, Englewood, CO (Address of principal executive offices)		80112 (Zip Code)

Registrant’s telephone number, including area code: (800) 495-6670

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ZYXIQ	OTC Markets Group, Inc.*

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

*On December 17, 2025, Zynex, Inc. (the “Company”) received a written notice from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that Nasdaq had determined to delist the Company’s common stock as a result of the Company and certain of its subsidiaries commencing voluntary cases under chapter 11 of title 11 of the United States Code on December 15, 2025. On December 24, 2025, the Company’s common stock was suspended from trading on Nasdaq and began trading on the Pink Limited Market, operated by OTC Markets Group, under the symbol “ZYXIQ.” On January 23, 2026, Nasdaq filed a Form 25 with the U.S. Securities and Exchange Commission (the “SEC”), which became effective 10 calendar days after such filing on February 2, 2026. The deregistration of the Company’s common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended, will be effective 90 days, or such shorter period as the SEC may determine, after the filing of the Form 25.

Item 1.03    Bankruptcy or Receivership.

As previously reported, on December 15, 2025 (the “Petition Date”), Zynex, Inc. (the “Company”) and certain of its subsidiaries (collectively, the “Company Subsidiary Parties” and together with the Company, the “Company Parties”) filed voluntary petitions (the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Court”). The Chapter 11 Cases are being administered under the caption In re Zynex, Inc., et al., Case No. 25-90810.

Subsequently, the Company Parties filed with the Court, (i) the Combined Disclosure Statement and Joint Plan of Reorganization of Zynex, Inc. and its Affiliated Debtors Pursuant to Chapter 11 of the Bankruptcy Code on January 14, 2026, (ii) an Amended Combined Disclosure Statement and Joint Plan of Reorganization of Zynex, Inc. and its Affiliated Debtors Pursuant to Chapter 11 of the Bankruptcy Code on January 29, 2026, (iii) a Second Amended Combined Disclosure Statement and Joint Plan of Reorganization of Zynex, Inc. and its Affiliated Debtors Pursuant to Chapter 11 of the Bankruptcy Code on February 1, 2026, and (iv) a Third Amended Combined Disclosure Statement and Joint Plan of Reorganization of Zynex, Inc. and its Affiliated Debtors Pursuant to Chapter 11 of the Bankruptcy Code on February 7, 2026 (as amended, supplemented, or otherwise modified from time to time (including through plan supplements), the “Plan”, or the “Disclosure Statement”, as applicable).

Confirmation of Plan of Reorganization

On March 19, 2026, the Court entered an order (the “Confirmation Order”) confirming the Plan and approving the Disclosure Statement. After satisfaction or waiver of the conditions precedent to the effectiveness of the Plan, the Company Parties intend to effect the transactions contemplated by the Plan and emerge from chapter 11 protection. A copy of the Confirmation Order and the Third Amended Combined Disclosure Statement and Joint Plan of Reorganization of Zynex, Inc. and its Affiliated Debtors, as confirmed by the Court, are attached hereto as Exhibits 2.1 and 2.2, respectively, and incorporated herein by reference. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Plan.

The Plan incorporates by reference certain documents filed with the Court as part of a plan supplement, as the same have been amended from time to time prior to confirmation of the Plan and may be further amended prior to the effective date of the Plan (the “Effective Date”) or as otherwise set forth in the Plan (including the plan supplements) or the Confirmation Order. It is also possible that technical amendments could be made to the Plan prior to the Effective Date.

The Company Parties currently expect that the Effective Date of the Plan will occur no later than March 31, 2026, although the Company Parties can make no assurances as to when, or ultimately if, the Plan will become effective.

Features of the Plan of Reorganization

The following is a summary of the material terms of the Plan. This summary describes only certain substantive provisions of the Plan, as confirmed by the Court pursuant to the Confirmation Order, and is not intended to be a complete description of the Plan. The following summary is qualified in its entirety by reference to the full text of the Plan (including the plan supplements) and the Confirmation Order.

Pursuant to the Plan, on the Effective Date, the Company Parties will consummate an equity transaction with the Plan Sponsor (an entity owned by the DIP Lenders, subject to dilution by the Management Incentive Plan), in which the Plan Sponsor will receive 100% of the New Common Shares of the reorganized Company. The DIP Lenders will also receive their pro rata share of $10 million of takeback debt to be issued on the Effective Date (the “Takeback Debt”) on the terms set forth in the plan supplement. The Plan provides for the establishment of a litigation trust for the benefit of all holders of unsecured claims (the “GUC Trust”), to which certain assets, including certain estate claims and causes of action, will be contributed to the GUC Trust by the Company Parties on the Effective Date. The GUC Trust will be administered in accordance with the Plan and the GUC Trust Agreement (the form of which was included in the plan supplements).

Pursuant to the Plan, there will be a restructuring that provides for, among other things, the treatment of claims and interests as follows:

●	Allowed Other Priority Claims will be paid in full in cash or as otherwise agreed.

●	Holders of Allowed Convertible Notes Claims will receive their pro rata share, together with Holders of Allowed General Unsecured Claims, of GUC Trust Class B Interests.
●	Holders of Allowed General Unsecured Claims will receive their pro rata share, together with Holders of Allowed Convertible Notes Claims, of GUC Trust Class B Interests.
●	Allowed Intercompany Claims and Intercompany Interests will be adjusted, reinstated or cancelled as determined by the reorganized Company Parties and the Plan Sponsor.
●	The existing common stock of the Company shall be discharged, cancelled, released, and extinguished and be of no further force or effect.

The Company Parties will enter into a new credit agreement with respect to the Takeback Debt on terms set forth in the term sheet included in the plan supplements and any ancillary documents necessary or appropriate to satisfy the conditions to effectiveness of such new credit agreement. Additionally, the articles of incorporation and bylaws of the Company will be amended and restated in accordance with the Plan, effective upon the Effective Date. Except as otherwise provided in the Plan (including the plan supplements), and subject to the consent of the Plan Sponsor, each Executory Contract and Unexpired Lease will be deemed automatically rejected in accordance with, and subject to, the provision and requirements of sections 365 and 1123 of the Bankruptcy Code as of the Effective Date, unless any such Executory Contract or Unexpired Lease (i) was previously assumed or rejected, (ii) expired or terminated, (iii) is subject to a motion to assume before confirmation of the Plan or (iv) was expressly assumed under the Plan.

Cancellation of Certain Existing Security Interests; Securities to be Issued Under the Plan

On the Effective Date, all Existing Equity Interests of the Company, including all outstanding shares of the Company’s common stock, will be cancelled, released, and extinguished and shall be of no further force and effect. New Common Shares will be issued on the Effective Date and distributed as soon as practicable thereafter in accordance with the Plan to the Plan Sponsor. As of January 16, 2026, there were 30,781,021 shares of the Company’s common stock issued and outstanding. After giving effect to the Effective Date transactions, the Company expects to have an aggregate of approximately 1,000 New Common Shares issued and outstanding and held solely by the Plan Sponsor.

Certain Other Information

Information regarding the assets and liabilities of the Company as of the most recent practicable date is hereby incorporated by reference to the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2025, filed with the SEC on November 17, 2025.

For additional information about the Chapter 11 Cases and copies of motions and proposed orders filed with the Court and other documents related to the court-supervised process, please visit https://dm.epiq11.com/Zynex.

Cautionary Note Regarding the Chapter 11 Cases

The Company cautions that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by the holders of the Company’s securities in the Chapter 11 Cases. The Company expects that its equity holders will experience a significant loss on their investment if the Restructuring Transactions are implemented.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements,” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, including, in particular, any statements about our plans, strategies, objectives, initiatives, roadmap and prospects. We generally use the words “may,” “will,” “could,” “expect,” “anticipate,” “believe,” “estimate,” “plan,” “intend,” “aim” and similar expressions in this Current Report on Form 8-K to identify forward-looking statements. We have based these forward-looking statements on our current views with respect to future events and financial performance. Actual results could differ materially from those projected in the forward-looking statements. These forward-looking statements, include, but are not limited to, statements related to the restructuring transactions described above, including the Company’s ability to complete the restructuring transactions on the terms contemplated by the Plan, on the timeline contemplated or at all, and the Company’s ability to realize the intended benefits of the restructuring transactions contemplated by the Plan. The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors. Some of these risks and uncertainties include: risks and uncertainties relating to the Chapter 11 Cases, including but not limited to the Company’s ability to obtain Court approval with respect to motions in the Chapter 11 Cases, the effects of the Chapter 11 Cases on the Company and its various constituents, the impact of Court rulings in the Chapter 11 Cases, the ultimate outcome of the Chapter 11 Cases in general, the length of time the Company will operate under the Chapter 11 Cases, attendant risks associated with restrictions on the Company’s ability to pursue its business strategies while the Chapter 11 Cases are pending, risks associated with third-party motions in the Chapter 11 Cases, the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity, the cancellation of the Company’s common stock in the Chapter 11 Cases, uncertainty regarding the Company’s ability to retain key personnel and management, uncertainty and continuing risks associated with the Company’s ability to achieve its goals and continue as a going concern. Such risks and other factors also include those listed in Part II, Item 1A. “Risk Factors” and in Part I, Item 1A. “Risk Factors” in our 2024 Form 10-K/A filed with the Securities and Exchange Commission (the “SEC”) on July 24, 2025, Part II, Item 1A. “Risk Factors” of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2025 filed with the SEC on July 31, 2025, Part II, Item 1A. “Risk Factors” of the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2025 filed with the SEC on November 17, 2025, and our other filings with the SEC. When considering these forward-looking statements, you should keep in mind the cautionary statements in this report and the documents incorporated by reference. New risks and uncertainties arise from time to time, and we cannot predict those events or how they may affect us. We assume no obligation to update any forward-looking statements after the date of this report as a result of new information, future events or developments, except as required by applicable laws and regulations.

You should not put undue reliance on any forward-looking statements. You should understand that many important factors, including those identified herein, could cause our results to differ materially from those expressed or suggested in any forward-looking statement. Except as required by law, we do not undertake any obligation to update or revise these forward-looking statements to reflect new information or events or circumstances that occur after the date of the filing of this Current Report on Form 8-K or to reflect the occurrence of unanticipated events or otherwise.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description

2.1	Confirmation Order, dated March 19, 2026
2.2	Third Amended Combined Disclosure Statement and Joint Plan of Reorganization of Zynex, Inc. and its Affiliated Debtors, dated February 7, 2026.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: March 20, 2026	ZYNEX, INC.

	By:	/s/ Vikram Bajaj
	Name:	Vikram Bajaj
	Title:	Chief Financial Officer